UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 6, 2017
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Castilian Drive, Suite 100
Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Equity Plan
On June 6, 2017, we amended the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to all types of awards granted under the plan from 2,700,000 to 5,950,000 shares. The plan amendment was adopted by our Board of Directors on March 29, 2017, and approved by our stockholders at the 2017 annual meeting of stockholders held on June 6, 2017. The number of shares available for award under the plan is subject to adjustment for certain corporate changes in accordance with the provisions of the plan.
A copy of Amendment No. 2 to the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan is attached as Exhibit 10.3 to our Registration Statement on Form S-8 (File No.: 333-218542) filed with the Securities and Exchange Commission on June 7, 2017.
Change in Title of Executive Officer
On June 6, 2017, Neal Fenzi's title was changed from Chief Operating Officer to Executive Vice President of Engineering.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Resonant Inc. held its 2017 annual meeting of stockholders on June 6, 2017. At the annual meeting, there were 14,504,637 shares entitled to vote, and 12,909,315 shares (89.0%) were represented at the annual meeting by proxy or virtually via live webcast.
At the annual meeting, Janet Cooper, Michael Fox, George Holmes, Robert Hammond, Thomas Joseph, Richard Kornfeld and John Major were elected directors by a plurality of the votes. Also at the annual meeting, our stockholders voted to approve an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 2,700,000 to 5,950,000 shares, and voted to ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.
Proposal to elect of Janet Cooper, Michael Fox, George Holmes, Robert Hammond, Thomas Joseph, Richard Kornfeld and John Major as directors to hold office until the 2018 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Janet Cooper	6,732,004	97,469	6,079,842
Michael Fox	6,758,062	71,411	6,079,842
George Holmes	6,757,812	71,661	6,079,842
Robert Hammond	6,808,104	21,369	6,079,842
Thomas Joseph	6,707,271	122,202	6,079,842
Richard Kornfeld	6,732,504	96,969	6,079,842
John Major	6,732,504	96,969	6,079,842

2.
Proposal to approve an amendment of the Resonant Inc. Amended and Restated 2014 Omnibus Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 2,700,000 to 5,950,000 shares.

For	Against	Abstain	Broker Non-Votes
6,543,092	282,931	3,450	6,079,842

3.	Proposal to ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
12,679,591	205,772	23,952	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2017	Resonant Inc.

By:	/s/ Jeff Killian
Jeff Killian
Chief Financial Officer

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